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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                            -------------------------

        Date of Report (Date of earliest event reported): October 2, 2006

                          MERRILL LYNCH DEPOSITOR, INC.
                 (ON BEHALF OF PREFERREDPLUS TRUST SERIES CZN-1)
             (Exact name of registrant as specified in its charter)

             DELAWARE             001-16669                    13-3891329
         (State or other        (Commission                (I. R. S. Employer
         jurisdiction  of        File Number)              Identification No.)
          incorporation)

      WORLD FINANCIAL CENTER,                                     10080
        NEW YORK, NEW YORK                                     (ZIP CODE)
       (ADDRESS OF PRINCIPAl
        executive offices)

                           --------------------------

       Registrant's telephone number, including area code: (212) 449-1000

                      INFORMATION TO BE INCLUDED IN REPORT



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 1.        REGISTRANT'S BUSINESS AND OPERATIONS

                  Not applicable.

SECTION 2.        FINANCIAL INFORMATION

                  Not applicable.

SECTION 3.        SECURITIES AND TRADING MARKETS

                  Not applicable.

SECTION 4.        MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

                  Not applicable.

SECTION 5.        CORPORATE GOVERNANCE AND MANAGEMENT

                  Not applicable.

SECTION 6.        ASSET-BACKED SECURITIES

                  Not applicable.

SECTION 7.        REGULATION FD

                  Not applicable.

SECTION 8.        OTHER EVENTS

         ITEM 8.01         OTHER EVENTS

                99.1 Distribution to holders of the PreferredPLUS Trust Certificates Series CZN-1 on October 2, 2006.

                                    For information with respect to the
                           underlying securities held by PreferredPLUS Trust Series CZN-1, please refer to Citizens Communications Company's (Commission file number 001-11001) periodic reports, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, and other information on file with the Securities and Exchange Commission (the "SEC"). You can read and copy these reports and other information at the public reference facilities maintained by the SEC at Room 1580, 100 F Street, NE, Washington, D.C. 20549. You may obtain copies of this material for a fee by writing to the SEC's Public Reference Section of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information about the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You can also access some of this information electronically by means of the SEC's website on the Internet at http://www.sec.gov, which contains reports, proxy and information statements and other information that the underlying securities issuer has filed electronically with the SEC.
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                                            Although we have no reason to
                           believe the information concerning the underlying securities or the underlying securities issuer contained in the underlying securities issuer's Exchange Act reports is not reliable, neither the depositor nor the trustee participated in the preparation of such documents or made any due diligence inquiry with respect to the information provided therein. No investigation with respect to the underlying securities issuer (including, without limitation, no investigation as to its financial condition or creditworthiness) or of the underlying securities has been made. You should obtain and evaluate the same information concerning the underlying securities issuer as you would obtain and evaluate if your investment were directly in the underlying securities or in other securities issued by the underlying securities issuer. There can be no assurance that events affecting the underlying securities or the underlying securities issuer have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.


SECTION 9.        FINANCIAL STATEMENTS AND EXHIBITS

         ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

                           (a) Financial statements of business acquired.

                               Not Applicable.

                           (b) Pro forma financial information.

                               Not Applicable.

                           (c) Shell company transactions.

                               Not Applicable

                           (c) Exhibits.

                                 99.1 Trustee's report in respect of the October 2, 2006 distribution to holders of the PreferredPLUS Trust Certificates Series CZN-1.

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                             MERRILL LYNCH DEPOSITOR, INC.

         Date: October 11, 2006              By:    /s/ Jason Liddell
                                                    --------------------------
                                             Name: Jason Liddell
                                             Title: Vice President


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                                  EXHIBIT INDEX


         99.1 Trustee's report in respect of the October 2, 2006 distribution to holders of the PreferredPLUS Trust Certificates Series CZN-1.